UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Investment Advisor:

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

Annual Report

October 31, 2015

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

Dear Fellow Shareholders:

It has been another interesting year! The Fund started exactly two years ago, on November 1, 2013. By October 31, 2015, it had assets under management of approximately $700 million. This is down from the prior year, while our Firm’s overall assets under management (“AUM”) have nearly doubled to approximately $1.8 billion. Thank you all for your support!

Kopernik Global Investors is designed to put investor interests first. We are committed to maintaining a manageable size of assets under management, employee investment in the funds, an employee owned firm, adherence to our time-tested, common sense investment process, independent thought in an increasingly group-think, high-correlation investment world, and a commitment to investing funds at a significant discount to our calculated risk-adjusted intrinsic value.

We employ the same philosophy and process that our Chief Investment Officer (“CIO”), David Iben, has evolved over his 34-year career. Philosophically, we view ourselves as owners of businesses. Our job is to appraise these businesses and take advantage at times when an inefficient, emotional marketplace offers securities at a price that is significantly different from our appraisal. One of the most common comments we receive from many of you is, “we’ve never seen anything like this portfolio! Most of our managers hold many of the same names; nobody holds these.” Our style isn’t for everyone. Fortunately, many of you have followed up with, “I really like it, or I really need this!” We are appreciative. This lower correlation with others is not a goal of ours. It is a reasonable expected outcome given the industry tendency to group-think, and fortunately has become a differentiating, value-add feature in some people’s eyes.

More specifically, we believe that we can add value to your portfolio by employing diligent, independent thought. Like our namesake, Kopernik (better known by his Latin name — Copernicus), we trust the results of our own analysis even when (especially when) it generates vastly different conclusions from those of the crowd and/or those taught by many academics. Similarly, we commonly question the data issued by governments, central bankers, and companies themselves.

Risk management is an important area of distinction. We are concerned with limiting the risk of permanent loss of capital and purchasing power. We understand that bargains appear often because people focus on forms of risk that are not relevant to the investment portfolio. High tracking error, bad headlines or unpopular stocks/countries/regions/industries can present a degree of risk to a manager’s career, while often lowering the potential of permanent loss of capital (due to lower prices and higher margin of safety(1)). Similarly, Kopernik believes volatility, beta(2) and other

(1)	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.
(2)	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market return

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

measures of past price movements are not relevant to long-term investors’ assessment of risk. It can be indicative of potential risk to short-term speculators or to highly levered players, but can often present opportunity for true long-term investors.

Value to us is a pre-requisite and thus we never pay more than a company’s estimated risk-adjusted intrinsic value. But, failing to think deeply and independently about what constitutes value and how best to derive it, can be harmful. Following in the footsteps of growth investors who had allowed themselves to become too formulaic or put in a box in the late ‘90s, some value investors were hurt by overly restrictive definitions of value in 2007 and 2008 (Price-to-Book(3) and Price-to-Earnings(4), etc). We find it valuable to use many valuation metrics. Additionally, emphasis is placed on those metrics that are most appropriate to a certain industry. For example, asset heavy and/or cyclical companies often are tough to appraise using Price-to-Earnings or Price-to-Cash Flow(5). Price-to-Book value, liquidation value, replacement value, land value, etc. usually prove helpful. These metrics often are not helpful for asset light companies, where Discounted Cash Flow(6) scenario analysis is more useful. Applying these metrics across industries, countries, and regions helps illuminate mispricing. Looking at different industries through different lenses, through focused lenses, using industry appropriate metrics and qualitative factors is important. Barriers to entry are an important factor. Potential winners possess different key attributes. Supply and demand are extremely important determinants of margin sustainability. The investor herd has a strong tendency to use trend line analysis, assuming that past growth will lead to future growth. A more reasoned, independent assessment will often foretell margin collapses as industries overdo it, thereby sowing the seeds of their own destruction.

Currently, opportunities are being created when the establishment pays too little heed to supply growth. This fallacy extends to money. Many seem to believe that the Federal Reserve has succeeded in quintupling the supply of dollars without a loss of intrinsic value. That is impossible. Evidence of the loss of value is abundantly clear. Gold supply held by the U. S. Treasury has not increased. As economic theory would predict, the price of gold went up. Following 12 straight years of advance and apparently overshooting, the price has since corrected 40%. The trend followers have their rulers out again, confusing a correction in a supply/demand induced uptrend with a new counter-trend. We view this as opportunity. At the same time, bonds are priced as if they were scarce rather than too abundant to be managed. It is no secret that this is due to open

(3)	The Price-to-Book ratio is a financial ratio used to compare a company’s current market price to its book value.
(4)	Price-to-Earnings ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.
(5)	Price-to-Cash Flow ratio of a stock’s price to its cash flow per share. The Price-to-Cash Flow ratio is an indicator of a stock’s valuation.
(6)	Discounted Cash Flow (“DCF”) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

market manipulation by the central banks. We believe this “financial repression” has made life difficult for pensioners and investors. Intrinsic value must eventually be reflected in market prices.

These are abnormally challenging times. Fortunately, we believe markets aren’t fully efficient. There are attractive investment alternatives. We believe that the larger the opportunity set, the higher the likelihood of finding and capitalizing on mispricing. This is why Kopernik is dedicated to Global and All-Cap investing. Equally important is our pledge to stay at a relatively small level of AUM. You can count on us continuing to think independently, and having the conviction to invest accordingly. We will not ‘hug’ benchmarks. We are diversified, generally holding over 50 names, and not having a large concentration (in absolute terms) in any one name, industry, sector, region, or country. Our investments are made subsequent to in-depth, bottom up, fundamental analysis, team vetting, and formal CIO approval. The Kopernik team comprises more than thirty people. Our research professionals average more than 17 years of experience, and we have an exceptional depth and skills of trading and operations, averaging almost 17 years of experience and providing 24-hour global trading coverage. As employees/owners/investors, our interests are aligned with you, our clients. We are happy to be invested right along with you.

We are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

What a year it has been! Our Global All-Cap Fund (“Fund”) started in November 2013 and thus has faced a couple years of markets that were not conducive to value-oriented investing. The market has been very bifurcated, leading to extreme valuation differences between popular stocks and value stocks. Erratic investor behavior has led to periods of very good and very bad relative performance, but in the end, it has not been a good period of performance for value investors or for the Fund. Over the twelve month period ended October 31, 2015, Kopernik Global All-Cap Fund, Class I Shares, returned -12.72%, compared to the MSCI ACWI (All Country Word Index), which returned -0.03% during the same period.

MARKET OVERVIEW

The markets become bipolar from time to time. They become overly enamored of certain themes and sectors while they develop disdain for others, and in turn price them accordingly. In the early 1970s, good performance seemingly required large holdings of the “Nifty Fifty” growth stocks. Post-1972, holding these same stocks proved disastrous. In the late 1990s, good performance required large holdings of tech, media, and telecommunication stocks. During the subsequent three years, the NASDAQ fell 90%.

The current market has once again become extremely bifurcated. Let’s cover three examples. The most important is the relative performance of the U.S. versus the rest of the world. The domestic market continues to be highly valued relative to most other markets, with the S&P 500 punching through new highs, the dollar strongly appreciating against most major currencies, record M&A activity, and enough indicators of economic strength to merit the Federal Reserve giving lip service to raising interest rates for the first time in nine years. In fact, the U.S. markets have performed relatively well since the days when they were unloved, in early 2009. In recent years, they have performed superbly relative to most other world markets. Year to date, the S&P 500 Index is up 0.99% while Emerging Markets (MSCI EM Index) is down 11.29% in U.S. dollar terms. This has lured people into believing that the U.S. is “safe”.

Secondly, the market, a la 1999, loves a good story. No price is too high for a good story, be it a good stage 2 drug trial, a new social media offering, or a trending consumer franchise. Simultaneously, no price is too low to dump a company endowed with tremendous real assets, but lacking a story.

Thirdly, probably related to the story stocks above, companies selling products and services to the top 1% are priced dearly, while companies selling necessities to the hundreds of millions of people worldwide who have ascended into the consumer class are being given away. This consumer class will continue to consume electricity, phone service, gasoline, protein food, and hard money.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

While these factors capture the gist of what mattered most over the year, other factors contributed as well. For example, China, despite many early stumbles and much speculation regarding weakening growth, started the year strong. Conversely, Europe and Japan still struggled, and have recently increased their own economic stimulus spigots, which has lifted Japan out of negative territory for the moment. The most challenging markets during the year have been Brazil and Russia, and the energy sector. Oil saw high levels of volatility over the year, ending at multi-year lows. A cyclically high level of faith in the competence of central bankers has led to a strengthening of the dollar and has diverted capital away from gold, which is now down almost 4% for the year.

STRATEGY REVIEW

On a sector level, the Fund benefited over the past year in absolute and relative terms from investments in industrials, including transportation. Geographically, the Fund’s overweight in Japan was particularly beneficial.

The largest detractors continued to be the Fund’s significant underweight of the U.S. dollar, U.S. stocks and a large exposure to emerging markets. The strong dollar had a big impact on commodities. Despite our significant underweight in oil, the Fund was severely impacted by exposure to coal producers, uranium (despite increasing prices), and exposure to Russian companies (due to the ruble decline). The Fund’s overweight positions in materials and utilities also detracted from performance.

As prices have risen and fallen during the period, we have continually trimmed and added to positions, reinforcing our initial beliefs. The Fund’s exposure to Russian companies has remained high, and Canadian and Korean exposures have increased as the market continued to provide significant discounts to entry. As a result, the Fund’s emerging market presence stayed near the maximum 35% exposure of the portfolio, and exposure to gold miners migrated from smaller cap companies toward larger cap companies following rallies during the year. Currently, some smaller cap gold mining companies are once again compelling.

Since its inception in November 2013, the Kopernik Global All-Cap Fund has amassed $712 million in AUM. Despite difficult periods of performance volatility, we have never wavered from our disciplined investment process. Though this process has performed well through many market cycles, we acknowledge that a momentum-driven market environment, such as the one that has been in play for the last couple years, is unfavorable to our strategy. However, we believe it provides an amazing opportunity to invest in dramatically unloved sectors, and we have been taking full advantage. In 1999, following a period of similar performance, we concluded that the market was “off-kilter.” Fortunately this appraisal turned out not to be “sour grapes” on our part, but rather a signal that the market was about to enter a bear market and our style was about to pay large dividends. Here, in November of 2015, we’ve come to a similar conclusion. Time will tell whether this is a harbinger of good times to come for our strategy, or is simply “sour grapes.” We put forth the following data points: the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

U.S. was a great country in 1907, 1929, 1972, 1999, and 2007. It continues to be, but those years demonstrated that price is everything! Currently the U.S. stock market, is with a few exceptions, the most overvalued it has ever been relative to CAPE (cyclically adjusted earnings), sales, replacement value (Tobin’s Q(1)), book value, GDP (gross domestic product), and to other markets. And now it has rocketed up to an astonishing 51% of the MSCI — All Country World Index, i.e. indicating it is priced greater than all other countries put together! Reminds this investor of the market’s love affair with the Japanese market in 1989.

Materials and energy have much lower market prices than they did a year ago, yet they are intrinsically worth no less. While Fund returns have been hurt by our holdings in uranium and other nuclear power related holdings, the fundamentals are compelling. Intrinsic value has continued to increase due to strong future demand for cheap fuel and supply constraints subsequent to the end of the 20 year “Megatons to Megawatts” program with the Russians. Coal stocks have been a serious drag, yet it continues to be the dominant form of electricity generation worldwide. We believe that the market’s expectation of an early demise is misplaced. Gold has been money for thousands of years. The amount of fiat currency that has been conjured out of thin air has added tremendously to the intrinsic worth of gold as money. The recent 40% correction of gold’s long-term bull market versus the dollar (and all other fiat currencies) has provided a compelling buying opportunity. Certainly monetary and fiscal policy in most of the world’s countries could not be more constructive for gold. Better yet, the market price of the common stocks of the companies that own massive reserves of gold, have been unduly punished.

We believe the markets have discarded some very attractive hydroelectric producers in the BRIC (Brazil, Russia, China, and India) nations, which are generating cheap, clean power in the growing economies, and currently trading at 20% of replacement cost. Agriculture has done well in some markets, yet quality corporate farmers controlling some of the world’s best topsoil, are at record low valuations. Some of the most dominant financial companies on the globe are being wholesaled due to the intensity of people’s hatred of Russia. Similarly, we believe some of the world’s best petroleum companies sell at 80% discounts for the same reason.

(1)	Tobin’s Q is the ratio of the market value of a firm’s assets (as measured by the market value of its outstanding stock and debt) to the replacement cost of the firm’s assets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

We believe the Kopernik Global All-Cap Fund is well-positioned to excel for the very same reasons that it has struggled: manic markets create distortions and then they return toward equilibrium. The current distortions are extreme! While current extraordinary valuations are what excites us, it is also noteworthy that our portfolio is unique, with high active share(2) that complements other active or passive mandates.

Sincerely,

David Iben

Chief Investment Officer and Portfolio Manager

Definition of Comparative Index

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(2)	Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2015 (1)
	One Year Return	Annualized Inception to Date*
Class A Shares, with load**	-17.96%	-15.58%
Class A Shares, without load**	-12.95%	-13.04%
Class I Shares	-12.72%	-12.82%
MSCI All Country World Index	-0.03%	3.98%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.
(2)	The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.0%
	Shares	Value

AUSTRALIA — 3.8%
Newcrest Mining, Ltd.*	3,070,795	$26,812,118

AUSTRIA — 0.5%
IMMOFINANZ AG	1,351,734	3,465,458

BRAZIL — 1.6%
BrasilAgro — Brasileira de Propriedades Agricolas	411,100	1,140,597
Centrais Eletricas Brasileiras*	919,500	1,196,896
Centrais Eletricas Brasileiras ADR, Cl B	2,242,274	5,359,035
SLC Agricola SA	814,300	3,635,956

		11,332,484

CANADA — 29.9%
Barrick Gold Corp.	3,013,036	23,170,247
Cameco Corp.	2,500,578	35,433,190
Dundee Corp., Cl A*	1,025,605	5,898,248
Dundee Precious Metals, Inc.*	3,638,852	4,814,327
Gabriel Resources, Ltd.*	8,461,603	1,229,508
Goldcorp, Inc.	707,708	9,072,817
Ivanhoe Mines, Ltd., Cl A*	14,241,522	7,623,941

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

CANADA — continued
Kinross Gold Corp.*	11,279,807	$22,672,412
Kirkland Lake Gold, Inc.*	418,795	1,777,541
Lundin Gold, Inc., Cl Common Subscription Receipt*	5,304,030	16,022,422
MEG Energy Corp.*	864,096	7,189,786
New Gold Inc.*	2,008,333	4,920,416
Northern Dynasty Minerals, Ltd. (CAD)*	8,496,132	3,573,625
Northern Dynasty Minerals, Ltd. (USD)*	4,824,257	2,122,673
Novagold Resources, Inc.*	1,611,065	5,832,055
Silver Standard Resources, Inc.*	1,162,087	8,018,400
Silver Wheaton Corp.	191,800	2,606,562
Sprott, Inc.	8,957,772	17,674,405
Tahoe Resources, Inc.	766,786	6,403,566
Turquoise Hill Resources, Ltd.*	3,810,168	10,363,657
Uranium Participation Corp.*	4,373,186	16,989,741

		213,409,539

CHILE — 0.7%
Sociedad Quimica y Minera de Chile SA ADR	261,538	5,068,606

CHINA — 2.5%
China Yurun Food Group, Ltd.*	32,646,000	7,455,348
Guangshen Railway Co., Ltd., Cl H	12,561,003	6,477,190
Nam Tai Property, Inc.	303,107	1,785,300
NVC Lighting Holding, Ltd.	19,225,203	2,480,120

		18,197,958

FRANCE — 3.5%
Areva SA*	1,032,751	7,395,922
Electricite de France SA	946,115	17,663,835

		25,059,757

GREECE — 0.6%
Diana Shipping, Inc.*	624,525	3,940,753

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

HONG KONG — 1.2%
Guoco Group, Ltd.	347,000	$3,977,279
Hua Hong Semiconductor, Ltd.* (A)	2,817,000	2,857,056
Luks Group Vietnam Holdings Co., Ltd.	5,417,000	1,965,092

		8,799,427

ITALY — 0.7%
ERG SpA	329,805	4,665,441

JAPAN — 11.9%
Japan Digital Laboratory Co., Ltd.	259,300	3,310,964
Japan Steel Works, Ltd.	7,130,315	26,509,554
Kamigumi Co., Ltd.	377,000	3,239,506
Kurita Water Industries, Ltd.	222,600	5,030,569
Mitsubishi Corp.	612,600	11,140,862
Mitsui & Co., Ltd.	1,780,000	22,578,101
Organo Corp.	1,855,000	7,642,745
Sanshin Electronics Co., Ltd.	220,500	2,343,578
West Japan Railway Co.	47,800	3,372,636

		85,168,515

LEBANON — 0.3%
Solidere GDR (A)	42,172	404,425
Solidere GDR	158,704	1,443,120

		1,847,545

POLAND — 0.5%
Kernel Holding SA	277,600	3,767,962

RUSSIA — 16.5%
Etalon Group, Ltd. GDR	1,625,111	3,146,043
Federal Grid Co Unified Energy System PJSC*	17,126,073,423	16,730,461
Gazprom PAO ADR	6,291,486	26,506,200
Lukoil PJSC ADR	122,350	4,441,305

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

RUSSIA — continued
Mobile Telesystems PJSC	1,542,601	$5,069,986
Moscow Exchange MICEX-RTS PJSC	3,930,997	5,585,735
Protek OJSC*	3,637,907	2,875,905
RusHydro PJSC ADR	20,299,239	19,794,394
Sberbank PAO ADR	4,282,624	26,164,133
Yandex NV, Cl A*	461,111	7,423,887

		117,738,049

SINGAPORE — 2.1%
Golden Agri-Resources, Ltd.	54,462,200	15,115,425

SOUTH AFRICA — 0.8%
Impala Platinum Holdings, Ltd.	2,170,553	5,901,024

SOUTH KOREA — 3.1%
Hyundai Motor Co.	27,246	3,717,406
KT Corp.	495,399	12,836,669
KT Corp. ADR	398,660	5,230,419

		21,784,494

UKRAINE — 2.2%
Astarta Holding NV*	404,055	3,740,122
MHP SA GDR (A) (B)	44,627	406,064
MHP SA GDR	1,284,540	11,688,122

		15,834,308

UNITED STATES — 7.6%
Cloud Peak Energy, Inc.*	1,747,210	5,189,214
KBR Inc.	203,418	3,751,028
Layne Christensen Co.*	522,503	3,312,669
Newmont Mining Corp.	165,788	3,226,234
Pandora Media Inc.*	864,218	9,947,149
Peabody Energy	319,528	4,086,763

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares/ Face Amount/ Number of Warrants		Value

UNITED STATES — continued
Safe Bulkers Inc.		828,751	$2,552,553
SkyWest, Inc.		949,791	18,084,021
Tsakos Energy Navigation, Ltd.		427,505	3,834,720

			53,984,351

TOTAL COMMON STOCK (Cost $844,962,912)			641,893,214

PREFERRED STOCK — 1.7%
BRAZIL — 1.7%
Centrais Eletricas Brasileiras (Cost $22,105,885)		5,087,200	12,439,174

CONVERTIBLE BONDS — 1.0%
CANADA — 1.0%
Gabriel Resources, Ltd. 8.000%, 06/30/19 (B)	CAD	11,758,000	6,755,275

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (A) (C)		$723,000	36,150

TOTAL CONVERTIBLE BONDS (Cost $11,566,862)			6,791,425

WARRANTS — 0.0%
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/19, Strike Price $1.674* (A) (B) (Cost $—)		4,679,684	35,789

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

RIGHTS — 0.0%
	Number of Rights	Value

CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/19* (A) (B) (Cost $—)	11,758	$—

TOTAL INVESTMENTS — 92.7% (Cost $878,635,659)		661,159,602
Other Assets and Liabilities, Net — 7.3%		51,711,802

NET ASSETS — 100.0%		$712,871,404

*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2015, was $7,197,128 and represented 1.0% of net assets.
(C)	Security in default on interest payments.
ADR —	American Depositary Receipt
CAD —	Canadian Dollar
Cl —	Class
GDR —	Global Depositary Receipt
Ltd. —	Limited
USD —	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

The list of inputs used to value the Fund’s net assets as of October 31, 2015 is as follows:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$—	$26,812,118	$—	$26,812,118
Austria	—	3,465,458	—	3,465,458
Brazil	11,332,484	—	—	11,332,484
Canada	213,409,539	—	—	213,409,539
Chile	5,068,606	—	—	5,068,606
China	1,785,300	16,412,658	—	18,197,958
France	—	25,059,757	—	25,059,757
Greece	3,940,753	—	—	3,940,753
Hong Kong	—	8,799,427	—	8,799,427
Italy	—	4,665,441	—	4,665,441
Japan	—	85,168,515	—	85,168,515
Lebanon	404,425	1,443,120	—	1,847,545
Poland	—	3,767,962	—	3,767,962
Russia	42,127,279	75,610,770	—	117,738,049
Singapore	—	15,115,425	—	15,115,425
South Africa	—	5,901,024	—	5,901,024
South Korea	5,230,419	16,554,075	—	21,784,494
Ukraine	—	15,834,308	—	15,834,308
United States	53,984,351	—	—	53,984,351

Total Common Stock	337,283,156	304,610,058	—	641,893,214
Preferred Stock	12,439,174	—	—	12,439,174
Convertible Bonds	—	36,150	6,755,275	6,791,425
Warrants	—	—	35,789	35,789
Rights	—	—	—	—

Total Investments in Securities	$349,722,330	$304,646,208	$6,791,064	$661,159,602

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of foreign market price movements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Convertible Bond	Warrants	Rights	Total
Beginning Balance as of November 1, 2014	$2,193,936	$9,591,330	$747,388	$—	$12,532,654
Accrued discounts/premiums	—	8,443	—	—	8,443
Realized gain/(loss)	—	—	—	—	—
Change in appreciation/ (depreciation)	286,184	(2,808,348)	(711,599)	—	(3,233,763)
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Amortization sold	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	(2,480,120)	(36,150)	—	—	(2,516,270)

Ending Balance as of October 31, 2015	$—	$6,755,275	$35,789	$—	$6,791,064

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(2,438,405)	$(711,599)	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $304,610,058 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For the year ended October 31, 2015, there were transfers between Level 1 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $878,635,659)	$661,159,602
Cash Equivalent	42,925,997
Foreign Currency, at Value (Cost $2,609,984)	2,612,418
Receivable for Investment Securities Sold	4,954,639
Receivable for Capital Shares Sold	4,050,000
Dividend and Interest Receivable	1,214,602
Reclaim Receivable	259,664
Prepaid Expenses	28,163

Total Assets	717,205,085

Liabilities:
Payable for Investment Securities Purchased	2,870,786
Payable for Capital Shares Redeemed	772,477
Payable due to Adviser	475,803
Payable due to Administrator	51,283
Distribution Fees Payable (Class A Shares)	16,140
Payable due to Trustees	4,670
Chief Compliance Officer Fees Payable	2,734
Other Accrued Expenses and Other Payables	139,788

Total Liabilities	4,333,681

Net Assets	$712,871,404

Net Assets Consist of:
Paid-in Capital	$997,748,195
Undistributed Net Investment Income	2,520,808
Accumulated Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(69,897,944)
Net Unrealized Depreciation on Investments	(217,476,057)
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(23,598)

Net Assets	$712,871,404

Class A Shares:
Net Assets	$78,531,139
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	10,448,497
Net Asset Value Per Share*	$7.52

Maximum Offering Price Per Share ($7.52 /94.25%)	$7.98

Class I Shares:
Net Assets	$634,340,265
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	84,410,307
Net Asset Value Offering and Redemption Price, Per Share	$7.52

*	Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$10,780,256
Interest	1,107,033
Less: Foreign Taxes Withheld	(1,254,746)

Total Investment Income	10,632,543

Expenses:
Investment Advisory Fees	6,611,900
Administration Fees	614,260
Distribution Fees (Class A Shares)	214,950
Chief Compliance Officer Fees	7,300
Trustees’ Fees	14,832
Custodian Fees	672,898
Transfer Agent Fees	136,556
Registration and Filing Fees	63,122
Printing Fees	40,186
Legal Fees	36,044
Audit Fees	21,800
Offering Costs (See Note 2)	221
Other Expenses	23,020

Total Expenses	8,457,089

Less:
Investment Advisory Fee Waiver	(164,366)
Fees Paid Indirectly — Note 4	(529)

Net Expenses	8,292,194

Net Investment Income	2,340,349

Net Realized Loss on:
Investments	(60,138,431)
Foreign Currency Transactions	(434,201)

Net Realized Loss	(60,572,632)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(58,613,711)
Foreign Currency Transactions	12,531

Net Change in Unrealized Depreciation	(58,601,180)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(119,173,812)

Net Decrease in Net Assets Resulting from Operations	$(116,833,463)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Operations:
Net Investment Income	$2,340,349	$3,892,072
Net Realized Loss on Investments and Foreign Currency Transactions	(60,572,632)	(7,179,000)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(58,601,180)	(158,898,475)

Net Decrease in Net Assets Resulting From Operations	(116,833,463)	(162,185,403)

Dividends:
Dividends from Net Investment Income
Class A Shares	(431,372)	—
Class I Shares	(5,395,824)	(23,173)
Distributions from Net Capital Gains
Class A Shares	(1,166)	—
Class I Shares	(6,390)	—

Total Dividends and Distributions	(5,834,752)	(23,173)

Capital Share Transactions(1):
Class A Shares
Issued	52,022,102	291,388,404
Reinvestment of Distributions	360,375	–
Redeemed	(141,056,853)	(74,907,539)

Net Class A Share Transaction	(88,674,376)	216,480,865

Class I Shares
Issued	558,308,038	1,006,651,025
Reinvestment of Distributions	3,184,064	23,173
Redeemed	(581,082,154)	(117,142,440)

Net Class I Share Transaction	(19,590,052)	889,531,758

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(108,264,428)	1,106,012,623

Total Increase (Decrease) in Net Assets	(230,932,643)	943,804,047

Net Assets:
Beginning of Year/Period	943,804,047	—

End of Year/Period (including Undistributed Net Investment Income of $2,520,808 and $3,904,372, respectively)	$712,871,404	$943,804,047

*	Commenced operations on November 1, 2013.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios
For a Share Outstanding Throughout Each Period

	Class A Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$8.69	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.00 ^	0.07
Net Realized and Unrealized Loss	(1.12)	(1.38)

Total from Investment Operations	(1.12)	(1.31)

Dividends and Distributions:
Net Investment Income	(0.05)	—
Net Capital Gains	(0.00)^	—

Total Dividends and Distributions	(0.05)	—

Net Asset Value, End of Year/Period	$7.52	$8.69

Total Return†	(12.95)%	(13.10)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$78,531	$183,317
Ratio of Expenses to Average Net Assets(1)	1.35%	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36%	1.38	%††
Ratio of Net Investment Income to Average Net Assets	0.05%	0.68	%††
Portfolio Turnover Rate	60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Date & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$8.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.03	0.07
Net Realized and Unrealized Loss	(1.13)	(1.36)

Total from Investment Operations	(1.10)	(1.29)

Dividends and Distributions:
Net Investment Income	(0.09)	(0.00	)^
Net Capital Gains	(0.00)^	—

Total Dividends and Distributions	(0.09)	(0.00	)^

Net Asset Value, End of Year/Period	$7.52	$8.71

Total Return†	(12.72)%	(12.89)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$634,340	$760,487
Ratio of Expenses to Average Net Assets(1)	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.13	%††
Ratio of Net Investment Income to Average Net Assets	0.35%	0.68	%††
Portfolio Turnover Rate	60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and invests primarily (at least 80% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, the total market value of securities in the Fund valued in accordance with fair value procedures was $7,197,128 or 1.0% of the Fund’s net assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Kopernik Global Investors, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all Level 3 investments’ fair value is based on third party pricing information from independent brokers without adjustment.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts —  The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts during the year ended October 31, 2015.

Cash equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs  — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2015, these costs were fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund was charged $614,260 for these services.

The Fund has adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

During the year ended October 31, 2015, the Fund earned cash management credits of $529 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective November 1, 2013) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Fund’s Class A Shares’ average daily net assets and 1.10% of the Fund’s Class I Shares’ average daily net assets until February 28, 2016 (the “Contractual Expense Limit”). If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016.

As of October 31, 2015, fees for the Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $210,675, expiring in 2017 and $164,366, expiring in 2018.

6. Share Transactions:

	Year Ended October 31, 2015	Period Ended October 31, 2014*
Shares Transactions:
Class A Shares
Issued	6,407,873	28,989,729
Reinvestment of Distributions	44,411	—
Redeemed	(17,099,016)	(7,894,500)

Increase (Decrease) in Class A Shares	(10,646,732)	21,095,229

Class I Shares
Issued	69,877,387	99,993,020
Reinvestment of Distributions	400,509	2,355
Redeemed	(73,172,095)	(12,690,869)

Increase (Decrease) in Class I Shares	(2,894,199)	87,304,506

*	Commenced operations on November 1, 2013.

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7. Investment Transactions:

For the year ended October 31, 2015, the Fund made purchases of $406,381,815 and sales of $558,534,000 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss, reclass of distribution and PFIC adjustments and has been reclassified to (from) the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss
$2,103,283	$(2,103,283)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Fund during the year ended October 31, 2015 were as follows:

Ordinary Income
2015	$5,834,752
2014	23,173

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,786,437
Capital Loss Carryforwards	(53,762,239)
Unrealized Appreciation/(Depreciation)	(234,900,989)

Total Accumulated Losses	$(284,876,791)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years for an unlimited period.

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Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$40,245,862	$13,516,377	$53,762,239

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and passive foreign investment companies. Wash sale loss deferrals cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$896,036,993	$24,618,790	$(259,496,181)	$(234,877,391)

9. Concentration of Risks:

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

10. Other:

At October 31, 2015, 72% of Class A Shares outstanding were held by three record shareholders and 68% of Class I Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Kopernik Global All-Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopernik Global All-Cap Fund (one of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period November 1, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Class A Shares	$1,000.00	$855.50	1.35%	$6.31
Class I Shares	1,000.00	856.50	1.10	5.15

Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class I Shares	1,000.00	1,019.66	1.10	5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015, tax year end, please consult your tax advisor as to the pertinence of this notice. For the period ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	29.09%	100.00%	0.00%	0.00%	100.00%	14.44%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).
(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.
(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2015. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2015. The total amount of foreign source income is $10,480,973. The total amount of foreign tax paid is $985,019. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 25, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers

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of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the perform-

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

ance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2015

the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Kopernik Global All-Cap Fund

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC.

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

KGI-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$136,800	$0	$0	$110,750	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$220,000	$0	$0	$200,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,605	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $200,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.